UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 29, 2015

Entegra Financial Corp.

(Exact name of registrant as specified in its charter)

North Carolina	001-35302	45-2460660
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 One Center Court, Franklin, North Carolina 28734

(Address of principal executive offices) (Zip Code)

(828) 524-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 29, 2015, Entegra Financial Corp. (the “Company”), the holding company for Entegra Bank, issued a press release announcing its financial results for the three and nine month periods ended September 30, 2015.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is filed herewith:

Item	Description

99.1	Press Release dated October 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEGRA FINANCIAL CORP.

Date: October 29, 2015	By:	/s/ David A. Bright
David A. Bright
Chief Financial Officer

Exhibit Index

99.1	Press Release dated October 29, 2015.